THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OFFERED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

No. L-1

                           Certificate for 15,000 Warrants
                    EXERCISABLE COMMENCING ON THE DATE OF ISSUANCE
                                  HEREOF AND ENDING
          5:00 P.M., NEWPORT BEACH, CALIFORNIA TIME, ON THE EXPIRATION DATE

                            INSIGHT HEALTH SERVICES CORP.

                                 WARRANT CERTIFICATE

     THIS CERTIFIES that Anthony J. LeVecchio, or his registered assigns is the registered holder (the "Warrantholder") of the number of warrants (the "Warrants") set forth above, each of which represents the right to purchase one fully paid and non-assessable share of common stock, par value $.001 per share (the "Common Shares"), of InSight Health Services Corp., a Delaware corporation (the "Company"), at the exercise price of $5.50 per share (the "Exercise Price"), at any time prior to the Expiration Date hereinafter referred to, by surrendering this Warrant Certificate, with the form of Election to Purchase set forth hereon duly executed, at the Company's principal executive office, 4400 MacArthur Boulevard, Suite 800, Newport Beach, California 92660 (the "Office"), and by paying in full the Exercise Price, plus transfer taxes, if any, in United States currency by certified check, bank cashier's check or money order payable to the order of the Company.

    SECTION 1. DURATION AND EXERCISE OF WARRANTS.

         (a) The Warrants represented by this Warrant Certificate shall vest cumulatively and be exercisable at the rate of 5,000 Warrants on each of March 11, 1998, March 11, 1999 and March 11, 2000 and shall expire at 5:00 p.m. Newport Beach, California time, on March 11, 2001 ("Expiration Date").

         (b) Subject to the provisions of this Warrant Certificate, after the date of this Warrant Certificate and prior to the close of business on the Expiration Date, the Warrantholder shall have the right to purchase from the Company the number of Common Shares specified above at the Exercise Price. In order to exercise such right, the Warrantholder shall surrender the Warrant Certificate(s) evidencing such Warrants to the Company at the Office with the form of Election to Purchase set forth hereon duly completed and signed, and shall tender payment in full to the Company for the Company's account of the Exercise Price, together with such taxes as are specified in Section 4 hereof, for each Common Share with respect to which such Warrants are being exercised. Such Exercise Price and taxes shall be paid in full by certified check, bank cashier's check or money order, payable in United States currency to the order of the Company. In addition, if the Common Shares deliverable upon exercise have not been registered pursuant to the Securities Act, the Warrantholder shall deliver a duly executed certificate substantially in the form of Exhibit A hereto.

         (c) The Warrants evidenced by this Warrant Certificate shall be exercisable only in multiples of one (1) Warrant. If less than all of the Warrants evidenced by this Warrant Certificate are exercised at any time prior to the close of business on the Expiration Date, a new Warrant Certificate(s) shall be issued to the Warrantholder, or his duly authorized assigns, by the Company for the remaining number of Warrants evidenced by the Warrant Certificate so surrendered.

    SECTION 2. ISSUANCE OF SHARE CERTIFICATES. Upon surrender of this Warrant Certificate and payment of the Exercise Price, and, if the Common Shares deliverable on exercise have not been registered under the Securities Act, upon delivery of a certificate in the form of Exhibit A hereto, the Company shall issue certificates representing Common Shares ("Share Certificates") for the number of full Common Shares to which the holder of such Warrants is entitled, registered in accordance with the instructions set forth in the Election to Purchase. If such Common Shares have not been registered under the Securities Act, the Share Certificates shall bear a legend substantially similar to the legend on this Warrant Certificate.

    SECTION 3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF COMMON SHARES PURCHASABLE PER NUMBER OF WARRANTS. The Exercise Price and the number of Common Shares purchasable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events specified in this Section 3:

         (a) If the Company at any time after the date of this Warrant Certificate (i) declares a dividend or makes a distribution on the outstanding Common Shares payable in Common Shares, (ii) subdivides or reclassifies the outstanding Common Shares into a greater number of shares or (iii) combines or reclassifies the outstanding Common Shares into a smaller number of Common Shares, the Exercise Price in effect immediately after the record date for such dividend or distribution or at the effective date of such subdivision, combination or reclassification, shall be adjusted to equal the quotient obtained by multiplying the Exercise Price in effect immediately prior to such date by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately prior to such dividend, distribution, subdivision, combination or reclassification, and the denominator of which shall be the number of Common Shares outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) If at any time, as a result of an adjustment made pursuant to subsection (a), the holder of any Warrant thereafter exercised shall become entitled to receive any additional Common Shares (the "New Shares"), thereafter the number of such New Shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in paragraph (a), and the provisions of this Warrant Certificate with respect to the Common Shares shall apply on like terms to any such New Shares.

         (c) All calculations of the Exercise Price under this Section 3 shall be made to the nearest one hundredth of a cent. No adjustment in the Exercise Price in accordance with the provisions of subsection (a) hereof need be made if such adjustment, together with other adjustments carried forward pursuant to this subsection (c), would amount to a change in such Exercise Price of less than 1%; PROVIDED, HOWEVER, that the amount by which any adjustment is not made by reason of this subsection (c) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

         (d) Unless the Company shall have exercised its election as provided in subsection (e), upon each adjustment of the Exercise Price as a result of the calculations made in subsection (a), each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price that number of Common Shares obtained by (i) multiplying (A) the number of Common Shares purchasable upon exercise of a Warrant immediately prior to such adjustment of the Exercise Price by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

         (e) The Company may elect, on or after the date of any adjustment of the Exercise Price, to adjust the number of Warrants in substitution for an adjustment in the number of Common Shares purchasable upon the exercise of a Warrant as provided in subsection (d).

         (f) In case of any reorganization of the Company, or in case of the consolidation or merger of the Company with or into any other legal entity or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other legal entity (collectively, "Reorganization"), all vested Warrants shall be exercisable, and any unvested Warrants shall become immediately exercisable, after such Reorganization, upon the terms and conditions specified in this Warrant Certificate, for the stock or other securities or property (including cash) to which a holder of the number of Common Shares purchasable (at the time of such Reorganization) upon exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization; and in any such case, if necessary, the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any such stock or other securities or property thereafter deliverable upon exercise of the Warrants. The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such Reorganization or the legal entity purchasing such assets shall assume, by written instrument executed and delivered to the holder of each Warrant, the obligation to deliver to the holder of each Warrant such stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase, and the other obligations under this Warrant Certificate.

    SECTION 4. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes that may be imposed by the United States of America or any state or territory thereof ("Taxes") attributable to the initial issuance of Common Shares upon the exercise of Warrants prior to the close of business on the Expiration Date; PROVIDED, HOWEVER, that the Company shall not be required to pay any Taxes which may be payable in respect of any transfer involved in the issuance of any Warrant Certificates or any Share Certificates in a name other than that of the Warrantholder of record surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Share Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such Taxes or shall have established to the satisfaction of the Company that such Taxes have been paid.

    SECTION 5. REGISTRATION.

         (a) This Warrant Certificate shall be registered in the name of the record holder to whom it is distributed, and the Company shall maintain a list showing the name, address and number of Warrants held by each of the Warrantholders of record.

         (b) The Company may deem and treat the Warrantholder of record as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of any exercise thereof and any distribution to the holder thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

    SECTION 6. REGISTRATION OF TRANSFERS AND EXCHANGES.

         (a) The Company shall register the transfer of this Warrant Certificate upon the records to be maintained by it for that purpose, upon surrender of this Warrant Certificate accompanied (if so required by the Company) by (i) a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder(s) thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and (ii) an opinion of counsel, reasonably satisfactory to the Company, that such transfer is exempt from registration under the Securities Act. Upon any such registration or transfer, a new Warrant Certificate shall be issued to the transferee, and the surrendered Warrant Certificate shall be cancelled by the Company.

         (b) This Warrant Certificate may be exchanged at the option of the holder, when surrendered to the Company at the Office, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange, transfer or exercise shall be cancelled by the Company.

    SECTION 7. MUTILATED OR MISSING WARRANT CERTIFICATES. In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for any Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and an indemnity or bond, if requested, also satisfactory to the Company. Applicants for such substitute Warrant Certificate shall also comply with such other reasonable charges as the Company may prescribe.

    SECTION 8. NOTICES.

         (a) Any notice or demand authorized by this Warrant Certificate to be given or made by the Warrantholder to or on the Company shall be in writing and shall be sufficiently given or made if personally delivered or sent by mail or by telegram or telex confirmed by letter addressed (until another address is given in writing by the Company) to the Office.

         (b) Any notice pursuant to this Warrant Certificate to be given by the Company to the Warrantholder shall be in writing and shall be sufficiently given if personally delivered or sent by mail or telegram or telex confirmed by letter, addressed (until another address is filed in writing by the Warrantholder with the Company) to the address specified in the Warrant register maintained by the Company.

    SECTION 9. RIGHTS OF WARRANTHOLDERS; VOTING. Nothing contained in this Warrant Certificate shall be construed as conferring upon the Warrantholder any of the rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

    SECTION 10. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Warrant Certificate without the consent or concurrence of the Warrantholder in order to cure any ambiguity, manifest error or other mistake in this Warrant Certificate, or to make provision in regard to any matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not adversely affect, alter or change the interests of the Warrantholder.

    SECTION 11. WARRANT AGENT. The Company may, by written notice to the Warrantholder, appoint an agent for the purpose of issuing Common Shares on the exercise of the Warrants, exchanging Warrants, replacing Warrants or any of the foregoing, and thereafter any such issuance, exchange or replacement shall be made at such office by such agent.

    SECTION 12. SUCCESSORS. All the representations, warranties, covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

    SECTION 13. GOVERNING LAW. This Warrant Certificate shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed in accordance with the laws of said State, regardless of the laws that might be applied under applicable principles of conflicts of laws.

    SECTION 14. BENEFITS OF THIS WARRANT CERTIFICATE. Nothing in this Warrant Certificate shall be construed to give to any person or entity other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Warrantholder.

    SECTION 15. INTERPRETATION. The headings contained in this Warrant Certificate are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant Certificate.

    SECTION 16. INVALIDITY OF PROVISIONS. If any provision of this Warrant Certificate is or becomes invalid, illegal or unenforceable in any respect, such provision shall be amended to the extent necessary to cause it to express the intent of the parties and be valid, legal and enforceable. The amendment of such provision shall not affect the validity, legality or enforceability of any other provision hereof.

    SECTION 17. REGISTRATION RIGHTS.

            (a) If at any time or from time to time the Company proposes to file a registration statement on any appropriate form (a "Registration Statement") (other than in connection with an exchange offer or a registration statement on Form S-4 or S-8 or otherwise unsuitable registration statements) under the Securities Act with respect to any Common Shares, whether or not for sale for its own account, on a form and in a manner which would permit registration of Common Shares received upon exercise of the Warrants ("Warrant Shares") for sale to the public under the Securities Act, the Company shall

               (i) promptly give to the Warrantholder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities law); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Warrant Shares specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by the Warrantholder.

         (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Warrantholder as a part of the written notice given pursuant to
Section 17(a)(i). In such event the right of the Warrantholder to registration pursuant to this Section 17 shall be conditioned upon the Warrantholder's participation, as a selling security holder, in such underwriting and the inclusion of the Warrant Shares in the underwriting to the extent provided herein. The Warrantholder shall (together with the Company and the other holders of Common Shares distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriters selected for such underwriting by the Company. The Warrantholder shall not be required to make any representations or warranties to the Company or the underwriters other than those relating to the Warrantholder, the Warrant Shares and the intended method of distribution and information about the Warrantholder provided by the Warrantholder for use in the Registration Statement.

         (c) Notwithstanding any other provision of this Section 17:

            (i) subject to subsection (iii) below, if the registration is an underwritten primary registration on behalf of the Company and the managing underwriters of such offering determine in good faith that the aggregate amount of Common Shares which the Warrantholder and the Company propose to include in such Registration Statement exceeds the maximum amount of Common Shares that could practicably be included therein, the Company will include in such registration, first, the Common Shares which the Company proposes to sell, and second, the Warrant Shares and the Common Shares of any holders of other piggyback registration rights, if any, which can practicably be included therein, pro rata among all such holders, taken together, on the basis of the relative amount of Common Shares owned by the Warrantholder and such other holders who have requested that Common Shares owned by them be included;

          (ii) subject to subsection (iii) below, if the registration is an underwritten secondary registration on behalf of any of the other security holders of the Company and the managing underwriters determine in good faith that the aggregate amount of Common Shares which the Warrantholder and such security holders propose to include in such registration exceeds the maximum amount of Common Shares that could practicably be included therein, the Company will include in such registration, first, the Common Shares to be sold for the account of any other holders entitled to demand registration and, second, the Warrant Shares and other Common Shares to be sold for the account of other holders electing to include (but not being entitled to demand inclusion of) Common Shares in such registration, pro rata among all such holders, taken together, on the basis of the relative amount of Common Shares owned by the Warrantholder and such other holders who have requested that Common Shares owned by them be included; and

              (iii) in the event of a conflict between the rights of the Warrantholder set forth in this Section 17 and the registration rights of General Electric Company, the rights hereunder shall be subordinate to such other rights and the Company's obligations shall be limited to those that can be performed without violating the terms of such other registration rights.

         (d) The Company may withdraw any Registration Statement at any time before it becomes effective, or postpone the offering of Common Shares, without obligation or liability to the Warrantholder.

         (e) With respect to a Registration Statement in which any of the Warrant Shares are included, the Warrantholder agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of Common Shares, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration), during the 180-day period beginning on the effective date of such Registration Statement; PROVIDED, HOWEVER, that such agreement shall be applicable only to the first three such Registration Statements which cover Common Shares (or other securities) to be sold on the Company's behalf to the public in an underwritten offering.

         (f) All Registration Expenses (as defined below) incurred in connection with any registration, qualification or compliance pursuant to this
Section 17 shall be borne by the Company. All Selling Expenses (as defined below) incurred in connection with any registrations hereunder shall be borne by the holders of the Common Shares so registered pro rata on the basis of the number of shares so registered. For purposes of this Section 17, (i) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Section 17, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Warrantholder and all other holders of Common Shares to be registered, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of the Company's regular employees which shall be paid in any event by the Company) and (ii) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

         (g) In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 17, the Company will keep the Warrantholder advised in writing as to the qualification and compliance and as to the completion thereof. At its expense the Company will:

              (i) Keep such registration, qualification or compliance effective for a period of 120 days or until the Warrantholder has completed the distribution described in the Registration Statement relating thereto, whichever first occurs;

               (ii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the requisite period;

               (iii) Furnish such number of prospectuses and other documents incident thereto as the Warrantholder from time to time may reasonably request;

              (iv) Use its reasonable efforts to register or qualify such Warrant Shares under the securities or blue sky laws of such jurisdictions as the Warrantholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Warrantholder to consummate the disposition in such jurisdictions of the Warrant Shares owned by the Warrantholder (PROVIDED that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 17, (B) subject itself to taxation in any such jurisdiction, (C) consent to general service of process in any such jurisdiction, or (D) qualify such Warrant Shares in a given jurisdiction where, in the sole discretion of the Company, expressions of investment interest are not sufficient in such jurisdiction to reasonably justify the expense of qualification in that jurisdiction or where such qualification would require the Company to register as a broker or dealer in such jurisdiction);

               (v) Notify the Warrantholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event known to the Company as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and in such event, at the request of the Warrantholder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

              (vi) Cause all such Warrant Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed and qualify such Warrant Shares for trading on each system on which similar securities issued by the Company are from time to time qualified;

              (vii) Provide a transfer agent and registrar for all such Warrant Shares not later than the effective date of such Registration Statement and thereafter maintain such a transfer agent and registrar;

              (viii) Permit the Warrantholder, if in the Company's sole and exclusive judgment, such holder might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such Registration Statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and his counsel should be included; and

              (ix) In the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Shares included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable efforts promptly to obtain the withdrawal of such order.

         (h) The Warrantholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 17(g)(v) or (ix), such holder will forthwith discontinue disposition of Warrant Shares pursuant to a registration hereunder until receipt of the copies of an appropriate supplement or amendment to the prospectus under Section 17(g)(ii) or until the withdrawal of such order under Section 17(g)(ix).

         (i) No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Common Shares on the basis provided in any underwriting arrangements approved by the persons entitled to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and
(iii) furnishes to the Company such information regarding such person and the distribution proposed by such person as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 17.

         (j) The Company agrees to indemnify, to the extent permitted by law, the Warrantholder and each person who controls (within the meaning of the Securities Act) such holder against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the Warrantholder.

         (k) In connection with any Registration Statement in which Warrantholder is participating, such Warrantholder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder; PROVIDED that the obligation to indemnify will be limited to the net amount of proceeds received by such holder from the sale of Warrant Shares pursuant to such Registration Statement. In connection with an underwritten offering, such holder will indemnify such underwriters, their officers and directors and each person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the Company.

         (l) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (m) The indemnification provided for under this Section 17 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason. The Warrantholder also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event such holder's indemnification is unavailable for any reason.

         (n) The provisions of this Section 17 shall apply until such time as all Warrant Shares that have not been resold to the public may be resold pursuant to Rule 144 under the Securities Act within a three month period.

    SECTION 18. CERTAIN REPRESENTATIONS.

         The Warrantholder, by his acceptance of this Warrant Certificate, as evidenced by delivery of the Warrant Certificate to the Warrantholder, has made the following representations to the Company and agreed as follows:

         The Warrantholder is not an executive officer or director of the Company and understands that, in connection with complying with California law, the Company (i) may issue Warrants to no more than thirty-five (35) purchasers in connection with an offering of such Warrants, excluding executive officers and directors of the Company and certain other persons as provided under California law, (ii) the Warrantholder is included in the foregoing thirty-five (35) purchaser number, and (iii) the Company, in compliance with California law, is granting the Warrants pursuant to this Warrant Certificate in part in reliance on Warrantholder's representations made herein. The
    Warrantholder represents that the Warrantholder either has a preexisting personal or business relationship with the Company or any of his partners or controlling persons, or, by reason of the Warrantholder's business or financial experience or the business or financial experience of the Warrantholder's professional advisor is unaffiliated with and who is not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Warrantholder can be reasonably assumed by the Company to have the capacity to protect the Warrantholder's interests in connection with the issuance of Warrants pursuant to this Warrant Certificate. The Warrantholder understands that in making the foregoing representation the term "preexisting personal or business relationship" includes any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, and that a relationship of employer-employee, or as a security holder of the Company does not necessarily involve contacts of a nature which are sufficient to establish a preexisting personal or business relationship as required under California law.

    IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

                                       INSIGHT HEALTH SERVICES CORP.

Attest:


/s/ Thomas V. Croal                        BY. /s/ Larry Atkins
-------------------------------            -----------------------------------
Thomas V. Croal, Secretary                 Name: E. Larry Atkins
                                           Title: President and Chief Executive
                                                  Officer

                                 ELECTION TO PURCHASE

    The undersigned hereby irrevocably elects to exercise _________________ of the Warrants represented by this Warrant Certificate and to purchase the Common Shares issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

ISSUE TO:

         (Name)

         (Address, Including Zip Code)

         (Social Security or Tax Identification Number)

DELIVER TO:

         (Name)

         at

              (Address, Including Zip Code)

    If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth above or otherwise as the undersigned shall direct in writing.

In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $______ by certified check, bank cashier's check or money order payable in United States currency to the order of the Company.

Dated:____________ , 19__

                             Signature
                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                             PLEASE INSERT SOCIAL SECURITY OR TAX
                             IDENTIFICATION NUMBER OF HOLDER

                                      ASSIGNMENT

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

      Name of      Social Security No.                      No. of
     Assignee         or Tax I.D.          Address         Warrants
     --------         ----------           -------         --------

and does hereby irrevocably constitute and appoint _________________ Attorney, to make such transfer on the books of InSight Health Services Corp. maintained for that purpose, with full power of substitution in the premises.

Dated:___________________, 19__

                             Signature


                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)